Ivy Funds

Supplement dated June 8, 2016 to the

Ivy Targeted Return Bond Fund Statement of Additional Information

dated January 4, 2016

and as supplemented March 2, 2016 and March 30, 2016

The following replaces the first sentence of the first bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 64:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the second bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 64:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the third bullet point of the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A shares only) — Lower sales charges on the purchase of Class A shares are available by:” section on page 64:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new paragraph following the final paragraph of the “Purchase, Redemption and Pricing of Shares — Exchanges for Shares of Other Ivy Funds or Shares of Funds within InvestEd Portfolios or Waddell & Reed Advisors Funds — Converting Shares” section on page 70:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

Supplement	Statement of Additional Information	1